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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)              January 9, 2002



                            D&E COMMUNICATIONS, INC.

               (Exact Name of Registrant as Specified in Charter)


       Pennsylvania                    00-20709                  23-2837108
(State or Other Jurisdiction       (Commission File            (IRS Employer
     of Incorporation)                  Number)              Identification No.)


  124 East Main Street, Ephrata, PA                                  17522
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code               (717) 733-4101




           Former Name or Former Address, if Changed Since Last Report
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Item 5.    Other Events.

         On January 9, 2002, D&E Communications, Inc. ("D&E"), D&E Acquisition Corp., a wholly-owned subsidiary of D&E ("Subcorp"), and Conestoga Enterprises, Inc. ("Conestoga") entered into an Amended and Restated Agreement and Plan of Merger (the "Amended Merger Agreement"). The Amended Merger Agreement amended certain provisions of the Agreement and Plan of Merger, dated November 21, 2001, among D&E, Subcorp and Conestoga. Pursuant to the Amended Merger Agreement, Subcorp and Conestoga will merge and the survivor of such merger will become a wholly-owned subsidiary of D&E. The Amended Merger Agreement is attached to this Form 8-K as Exhibit 2.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

          2.1 Amended and Restated Agreement and Plan of Merger, dated January 9, 2002, among D&E Communications, Inc., D&E Acquisition Corp. and Conestoga Enterprises, Inc.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         D&E COMMUNICATIONS, INC.



                                         By:  /s/ G. William Ruhl
                                              ----------------------------------
                                              G. William Ruhl
                                              Chief Executive Officer


                                         Date: January 9, 2002
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                                  EXHIBIT INDEX

Exhibit No.       Description

2.1 Amended and Restated Agreement and Plan of Merger, dated January 9, 2002, among D&E Communications, Inc., D&E Acquisition Corp. and Conestoga Enterprises, Inc.